Exhibit 99.1

ELEVATING THE GAME. EVOLVING THE CULTURE. Investor Presentation October 2026 Ticker “TONT” Confidential 1

DisclAimer DISCLAIMER AND OTHER IMPORTANT INFORMATION This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a potential business combination (the “Business Combination”) between Graf Global Corp., a special purpose acquisition company formed in the Cayman Islands (“Graf”), BIG3 HoldCo LLC, a Delaware limited liability company (“BIG3”), Halfcourt Holdco, Inc., a Delaware corporation formed to serve as the holding company of Graf and BIG3 (“Pubco”, and together with Graf and BIG3, the “Parties”). The provision of this Presentation shall not be taken as any form of commitment on the part of the Parties to proceed with any negotiations of the Business Combination or any other transaction, and each of the Parties reserves the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason. No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. In particular, no representation or warranty of the Parties or their respective representatives is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any. To the fullest extent permitted by law, neither the Parties nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of the Parties or the Business Combination. Viewers of this Presentation should each make their own evaluation of the Parties and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs. Past performance by BIG3, Graf, and their respective management teams, is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of BIG3, Graf, and their respective management teams, or businesses associated with them as indicative of future performance of an investment or the returns that the Parties will, or are likely to, generate going forward. Financial Information; Projections Neither the independent auditor of Graf, BIG3, or Pubco has examined or compiled the financial information and data contained in this Presentation; accordingly, no such independent auditor provides any assurance with respect to any financial information included herein. Such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement, or other report or document filed or furnished by Graf, BIG3 or Pubco with the SEC. This Presentation includes BIG3's management's budget revenue and expenses for 2026. Such financial and operating data includes unaudited actual amounts of revenue and expenses through August 2026 and forecasted additional expenses through December 2026. Such forecasts represent estimates of BIG3 management as of the date hereof and may not be indicative of future results. Furthermore, none of BIG3, Graf, Pubco, or their respective management teams can give any assurance that the forecasts contained herein will accurately represent BIG3's future operations or financial condition. The assumptions and estimates underlying such forecasts are inherently uncertain and are subject to a wide variety of business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from the forecasts. Inclusion of the forecasts in this Presentation should not be regarded as a representation by any person that the results contained in the forecasts are indicative of future results or will be achieved. 2

DisclAimer Forward-Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Business Combination, including expectations, hopes, beliefs, intentions, budgeted revenues and plans, prospects, financial results or strategies regarding the Parties, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by the Parties, the anticipated business of BIG3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG3, expected operating costs of Pubco, BIG3 and their subsidiaries, the upside potential and opportunity for investors, BIG3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Graf’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but the Presentation may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: uncertainties as to the timing of the Business Combination; the risk that the Business Combination may not be completed in a timely manner or at all; the risk that the Business Combination may not be completed by Graf’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Graf’s shareholders; the risk that the announcement and pendency of the Business Combination could have adverse effects on the market price of Graf’s securities, including if the Business Combination is not consummated; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the failure of Pubco to obtain or maintain the listing of its securities on The Nasdaq Stock Market or The New York Stock Exchange after closing of the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the Business Combination on BIG3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting BIG3’s management’s attention from BIG3’s ongoing business operations; risks related to increased competition in the industries in which BIG3 will operate; risks that after consummation of the Business Combination, BIG3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the Business Combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the Business Combination; and those risk factors discussed in documents of Pubco, BIG3 or Graf filed, or to be filed, with the Securities and Exchange Commission (“SEC”). The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Graf’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on May 11, 2026 (“Graf’s Annual Report”), a registration statement on Form S-4 that Pubco and BIG3 intend to file in connection with the Business Combination (the “Registration Statement”), which will include a proxy statement of Graf and a prospectus of Pubco, and other documents filed or to be filed by the Parties from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of the Parties presently know or that the Parties currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. None of the Parties nor any of their representatives gives any assurance that any of the Parties will achieve its expectations. 3

DisclAimer Important Information and Where to Find It In connection with the proposed Business Combination, the Parties intend to file relevant materials with the SEC, including the Registration Statement, and after the Registration Statement is declared effective, Graf will mail the proxy statement included therein to holders of Graf’s ordinary shares in connection with Graf’s solicitation of proxies for the vote of the Graf shareholders with respect to the Business Combination. This Presentation is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE PARTIES, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Industry and Market Data In this Presentation, the Parties rely on and refer to certain information and statistics regarding the markets and industries in which BIG3 competes. Such information and statistics are based on BIG3’s management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While BIG3 believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of the Parties has independently verified the accuracy or completeness of the information provided by the third-party sources. Each of the Parties expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Parties’ use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Parties will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco, BIG3, Graf or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense. Participants in Solicitation The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and BIG3 with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov. 4

EXECUTIVE SUMMARY

BIG3 TO MERGE WITH GRAF GLOBAL (“TONT”)

- *BCA executed on June 12th, 2026*
- *~$91M cash remaining in trust* [1]
- *S-4 expected to be filed with SEC shortly*
- *Expected transaction closing in early 2027*
- *$50M+ net cash closing condition*

BIG3 IS THE WORLD’S PREMIER 3-ON-3 PRO BASKETBALL LEAGUE

- *Just completed successful 9th season*
- *Invented exciting Fireball3 half court format*
- *Among highest TV ratings and social engagement of any emerging sports league*
- *First emerging sports league to go public*

PRESENTERS



ICE CUBE
Co-Founder & CEO



JEFF KWATINETZ
Co-Founder & Exec Chair



SEAN BANNON
President



JIM GRAF
CEO Graf Global


BIG 3
the 9th
WONDER
in the
SUMMER
06.20.26 ON CBS

(1) Assuming no redemptions as of June 30, 2026

5

MARKET OPPORTUNTIY

SPORTS IS ON FIRE

SPORTS HAS CONSISTENTLY OUTPERFORMED OTHER ASSET CLASSES

- ***Sports investments have returned 19% over the past five years*** (1)
- ***Steady increase in private sports team and league valuations***

MEDIA PARTNERS WANT SPORTS

- *More than 73% of adults in the US watch sports*(2)
- ***Sports accounted for 96 of the top100 rated TV broadcasts in 2025*** (3)
- *Sports content in high demand by advertisers*

IN THE AGE OF AI, PEOPLE WANT REAL AND LIVE EXPERIENCES

- ***Sports has cultural relevance***
- ***Inherently limited inventory of leagues and teams***
- ***Sports provides diversification and is an effective hedge to AI***


EMERGING LEAGUE
MAINSTREAM LEAGUE
PRIVATE
PUBLIC (4)

BIG3 (TONT) is expected to be the <u>first</u> emerging sports league to be available to public market investors

(1) Ross-Arctos Sports Franchise Index Q2 2026; (2) Apollo Dec 2025; (3) Sports Business Journal Dec 30, 2025; (4) BIG3 expected to become public upon closing of Graf Global transaction

7

EMERGING LEAGUE VALUATIONS ARE SOARING 8 Basketball $650M (2026) $340M (2025) +91% Recent Valuation Unrivaled TGL NWSL WNBA Prior Valuation Sport Appreciation Golf ~$1B (2026) ~$500M (2024) +100% Basketball $5.6B (2026) $1.25B (2024) +345% Soccer $2.6B (2026) $930M (2023) +179% BIG3 valuation compares favorably to other emerging sports leagues (1) Unrivaled 2026 funding round; (2) Unrivaled 2025 funding round; (3) Front Office Sports Sept 10, 2026; (4) Front Office Sports Jun 24, 2024; (5) Sportico – values reflect aggregate value of all teams not league (1) (3) (4) (2) (5) (5) (5) (5) TV VIEWERSHIP SPORTS TV AD SPEND (as % of total TV ad spend) 12% Sports 88% Other … DRIVEN BY INCREASINGLY VALUABLE SPORTS MEDIA RIGHTS 2026 2030 32% Source: eMarketer 2026 50% Source: Adwave 2025

BASKETBALL IS A HUGE INTERNATIONAL SPORT

BASKETBALL HAS A MASSIVE TOTAL ADDRESSABLE MARKET

- *Over 3.3 Billion fans globally* [(1)]
- *Played by over 600 Million people in 200+ different countries* [(1)]

BASKETBALL HAS SIGNIFICANT MOMENTUM

- *Recent NBA 11yr $76B media rights deal in 2025 – up approx. 3x vs. prior deal* [(2)]
- *WNBA attendance and viewership has grown significantly* [(3)]

BASKETBALL HAS AN ATTRACTIVE DEMOGRAPHIC

- *Younger, more diverse audience than other sports* [(1)]
- *Strong ties to cultural icons across music, fashion, brands, etc.*

BASKETBALL METRICS [(1)]

3.3B+ GLOBAL FANS	**#2** MOST POPULAR GLOBAL SPORT
600M+ PLAYERS	**200+** COUNTRIES

BIG3 opportunity levered to one of the largest and most popular global sports

(1) FIBA commissioned / Nielsen Sports research study 2023; (2) Bloomberg 2024; (3) Front Office Sports Sept 2024

9

3-ON-3 IS AN APPEALING FORM OF BASKETBALL 10 3-ON-3 CONSIDERED THE NUMBER ONE URBAN TEAM SPORT § Local, grass roots appeal (“street ball”) § Beloved game played by millions of people around the world § Easy to understand § How most people play the game 3-ON-3 BASKETBALL IS HIGHLY ENTERTAINING § Fast pace, unique rules (ie. 4 pt shot, bring the fire) appeal to fans § Requires all 3 key basketball skills – shooting, defense and dribbling § Every player touches the ball § More physical PROFESSIONAL 3-ON-3 LANDSCAPE IS FRAGMENTED § Multiple governing bodies, rules and game formats creates confusion § Large opportunity to consolidate 3-on-3 game worldwide BIG3 is considered the premier 3-on-3 basketball league globally (1) Source: FIBA (1)

IF YOU ARE GOING TO OWN SPORTS, BIG3 PRESENTS A GREAT OPPORTUNITY

1. 9 YEARS SUCCESSFUL PROOF OF CONCEPT ON BROADCAST TELEVISION
2. RARE CREDIBILITY AND ACCEPTANCE OF NEW SPORT
3. MILLIONS OF FANS AND PLAYERS LOVE IT WORLDWIDE
4. WIDESPREAD, GLOBAL PARTICIPATION – MANY MILLIONS PLAY 3-ON-3
5. PART OF CULTURE BEYOND SPORTS
6. HIGHEST RATINGS AMONG MOST EMERGING SPORTS WORLDWIDE
7. PLAYERS AND COACHES ARE GLOBAL BRAND NAMES
8. HUGE SOCIAL MEDIA ENGAGEMENT
9. HISTORICALLY CASH CONSTRAINED – ADDITIONAL FUNDING FOR SALES AND MARKETING TEAM CAN HELP LEAGUE EXPLODE

11

BIG3 OVERVIEW

BIG3 AT-A-GLANCE

SUMMARY

BIG3 IS THE WORLD'S PREMIER 3-ON-3 PROFESSIONAL BASKETBALL LEAGUE

HUGE ADDRESSABLE MARKET WITH OVER 3 BILLION BASKETBALL FANS GLOBALLY

KEY FACTS:

- *8 Teams*
- *5 Players per Team*
- *10-Week Summer Season*
- *2026 was 9th BIG3 Season*
- *Fireball3 Half Court Format*

PARTNERS

Sponsors (1)

Monster Energy, iHeart Radio, Lowe's, Capital One, P&G, MARS, verizon, Walmart

Media / Broadcast

CBS, fubo, BET, YouTube

KEY METRICS

~550K (2) AVERAGE CBS VIEWERS	**1.2B+** TOTAL SOCIAL MEDIA VIEWS
~5K (3) AVERAGE BIG3 ATTENDANCE	**76%** (4) NON-WHITE COMPOSITION

STAR POWER



ICE CUBE *(Co-Founder)*



CLYDE DREXLER *(Commissioner)*



DR. J *(Coach)*



DWIGHT HOWARD *(Player)*



NANCY LIEBERMAN *(Coach)*



MICHAEL BEASLEY *(Player)*



GARY PAYTON *(Coach)*



JOE JOHNSON *(Player)*

(1) Includes ad buys; (2) data provided by CBS - average viewership wks 1-8 2026 season; (3) 2026 average BIG3 event attendance - includes both paid tickets and other attendees as estimated by management; (4) In arena and based on BIG3 2025 metrics as estimated by management

13

BIG3 IS A PROVEN PRODUCT WITH STRONG ENGAGEMENT

PROVEN PRODUCT

- *Recently completed highly successful 9th season*
- *Multi-year optimized product with durable younger/diverse fan base*

STRONG FAN ENGAGEMENT

- *~550K average audience on CBS broadcast games*
- *Over 1.2 Billion social media views*

HIGHLY ENTERTAINING EXPERIENCE

- *Fireball 3 format promotes exciting finishes*
- *Performances by hip-hop and other music legends*

CONSISTENT FUNNEL OF NAME BRAND TALENT

- *Natural home and format for retired NBA stars*
- *Popular international players*
- *Ice Cube attracts and recruits star talent*

EMERGING SPORTS LEAGUE RATINGS



600K
500K
400K
300K
200K
BIG 3
TGL
SoFi
NWSL
LOVB

Sources: BIG3 - CBS Sports (ave 2026 season wks 1-8); TGL - Sports Business Journal 04/02/25 (ave 2025 season ESPN); NWSL - SBNation 2025 (ave 2025 season ABC/ESPN); PLL - Sports Business Journal 09/18/24 and PLL 2025. (ave 2025 season ABC/ESPN); Unrivaled - USTVDB 2025 (ave 2025 season TNT); LOVB - Sports Business Journal 05/13/25 (ave 2025 season ESPN)

BIG3 has one of the highest TV ratings of any US emerging sports league

14

BIG3 MEDIA RIGHTS ARE VALUABLE STRONG DEMAND FOR EMERGING SPORTS BIG3 strong viewership numbers and 9-year history will be attractive to TV networks and streaming services 200K 400K 600K HUGE SPORTS MEDIA RIGHTS MARKET The aggregate value of global sports media rights are expected to continue to increase over the next five years 800K 1M Sources: BIG3 – CBS Sports 2026; WNBA – Front Office Sports 2025, Sportico 2024; NHL – Sports Business Journal 04/21/25, S&P 2024 (US contract only); NWSL – SBNation 2025, Sportico 2023; Unrivaled – USTVDB 2025, Sports Business Journal 2024 15 Source: Ampere Sports 2025 2026 $65B 2030 $78B + 20% VALUE OF GLOBAL SPORTS MEDIA RIGHTS $50M $100M $150M $200M $500M 2025 AVE VIEWERSHIP APPROX ANNUAL MEDIA RIGHTS Approximate Annual Value of Media Rights Contracts Note: BIG3 currently does not have a paid media rights contract - for Big3, the graph above only shows 2025 Avg Viewership

BIG3 Is A SOCIAL MEDIA JUGGERNAUT 560K AVERAGE VIEWERS ON CBS +16.5% YoY IMPRESSION GROWTH ON OWNED CHANNELS 1.24 BILLION TOTAL VIEWS / IMPRESSIONS (MAY – AUGUST 2026) ~80% UNDER THE AGE OF 44 (A18-34 = 61% OF FOLLOWERS) 16 Sources: BIG3 Internal metrics (including Cube dashboard and Ballislife sheet), Includes sites owned by BIG3 principals 182M BIG3 VIEWS FROM BALLISLIFE (TOP AFFILIATE PARTNER) BIG3 HAD RECORD BREAKING SOCIAL ENAGEMENT DURING 2026 SEASON § BIG3 has strategically built an expanded network of owned channels, podcasts, content partners and 3rd-party platforms to drive social engagement across a broad array of young sports and culture fans

BIG3 IS A POWERFUL CULTURAL BRAND

BIG3 IS MORE THAN JUST BASKETBALL

BIG3 sits at the intersection of basketball, hip-hop, streetwear, entertainment and community – with Ice Cube at the helm

LIVE EXPERIENCE

- *Live music, DJs, dancers and X-game athletes performing, creating a __festival feel__ with events inside and outside the arena*

HIP-HOP LEGENDS

- *Performances from hip-hop stars and up-and-coming rappers in between games. Past artists include:*
    - ***Ice Cube***
    - ***Snoop Dogg***
    - ***Bun B***
    - ***Cardi B***
    - ***Ja Rule***
    - ***Fabolous***
    - ***NLE Choppa***
    - ***Xzibit***
    - ***T.I.***
    - ***DMX***

COMMUNITY

- *BIG3 and Ice Cube look to uplift communities through youth leagues and clinics*






FIREBALL



17

8 CITY-BASED TEAMS FOUR OWNED BY TEAM INVESTORS BIG3 CITY-BASED TEAM MODEL[] 18 TEAM SALES § In 2024, BIG3 sold 4 teams to outside investors for $10 Million each (LA, Houston, Detroit & Miami) § BIG3 currently operates 4 league-owned teams affiliated with other cities (Dallas, Boston, DMV & Chicago) § BIG3 actively evaluating expansion teams in additional markets CITY-BASED TEAM BENEFITS § Creates engaged local fan bases to drive home game attendance and merchandise § Provides investment leverage from third-party team ownership groups FUTURE STRATEGY § Strengthened balance sheet from Transaction will allow BIG3 to be patient regarding additional team sales § Future team sales targeted at valuations accretive to shareholders § Planned expansion activity at Big3 Holdco (ie. international) anticipated to benefit TONT shareholders Potential Expansion Cities

BIG3’s GLOBAL STRATEGIC VISION 19 INVESTMENT TODAY FUTURE 10-week, domestic summer league NARROW FOCUS CATEGORY LEADERSHIP Own the global 3-on-3 basketball format & the culture around it – across leagues, talent, media and international competition - 12 months of the year

BIG3: SCALABLE MODEL WITH SIGNIFICANT UPSIDE 20 SCALABLE FOUNDATION 9-year history, strong CBS viewership, global fan base, disciplined cost structure, asset light model, etc. U.S. EXPANSION § Add teams § Add games/events § Extend season INTERNATIONAL § International tours § New leagues § Fill shoulder season MEDIA RIGHTS § Monetize U.S. rights § International rights § Shoulder programming OTHER § Women’s league § Youth/amateur leagues § Sports betting GROWTH DRIVERS GROWTH DRIVERS

BIG3 EXPERIENCED & VISIONARY LEADERSHIP TEAM


BIG3

ICE CUBE (CO-FOUNDER & CEO)

- Award-winning musician, director and producer with over 10M albums sold and over $1B grossed at the box office
- Recipient of Ice Cube Impact Award from the Naismith Basketball Hall of Fame
- Grammy Lifetime Achievement Award (2024)



JEFF KWATINETZ (CO-FOUNDER & CHAIRMAN)

- Talent manager & record executive, film and TV producer, lawyer with industry-leading eye for the next big thing in sports and entertainment
- Founder of The Firm and Prospect Park whose clients sold over a Billion records and whose films did over $2B at the box office.



SEAN BANNON (PRESIDENT)

- Leads day-to-day league operations as President of the league, working with executive leadership team, player ops, rights holders, team owners, agency partners, etc.
- Oversees growth of BIG3 across media rights, player acquisition, and league investments



CLYDE DREXLER (LEAGUE COMMISSIONER)

- 15-year NBA veteran and 10-time NBA All-Star
- Olympic Gold Medalist (member of the 1992 Dream Team) and 1995 NBA champion
- One of the first black commissioners in pro sports
- Leads BIG3's basketball operations and executes the league's long-term strategy

BIG3 plans to augment management team after transaction closing – CFO, CRO & CMO key priorities

BACKED BY PREMIER INVESTORS

LL COOL J *Actor/Musician*	**KEN HOWERY** *Co-Founder PayPal / Founders Fund*	**AMY TRASK** *Fmr CEO LV Raiders (17yrs)*
JOHN ANGELOS *Fmr Owner Baltimore Orioles*	**GARY VAYNERCHUK** *Founder Resy / Chairman VaynerX*	**SUNNY MADRA** *Nvidia/Grok*
PETER BRIGER *Exec Chairman Fortress*	**BILL LEE** *Co-Founder Craft Ventures*	**DREW MCKNIGHT** *Co-CEO Fortress*

21

BIG3 INVESTMENT HIGHLIGHTS

1. **SPORTS HAS BECOME ONE OF THE MOST HIGHLY ATTRACTIVE ASSET CLASS**
   BIG3 will be the first mainstream sports league to be available to public investors

2. **BASKETBALL IS #2 GLOBAL SPORT – HUGE ADDRESSABLE MARKET FOR BIG3** [(1)]
   Over 3+ billion fans across 200+ countries; 3-on-3 has urban, grass roots appeal

3. **BIG3 IS A PROVEN PRODUCT WITH STRONG ENGAGEMENT METRICS** [(2)]
   9 successful seasons, ~550k ave viewership on CBS, ~1.2+ billion social views

4. **BIG3 HAS A SCALABLE MODEL WITH SIGNIFICANT UPSIDE**
   Disciplined cost structure, future media rights monetization, international expansion, etc.

5. **BIG3 LED BY VISIONARY TEAM WHO ATTRACT LEGENDARY TALENT**
   Ice Cube (Co-Founder); Clyde Drexler (Commissioner); Dr. J (Coach); Dwight Howard (Player)

22

(1) FIBA commissioned / Nielsen Sports research study 2023; (2) Bloomberg 2024; (2) CBS viewership wks 1-8 2026 season and BIG3 internal metrics

FINANCIALS

FINANCIAL SUMMARY

2026 BUDGET REVENUES - $7.4M


16%
20%
64%
Media
Sponsorships
Events/Tickets/Merch

2026 BUDGET EXPENSES - $25.2M


4%
30%
25%
20%
21%
Players/Coaches
Broadcast
Event Production
Corp Overhead
Marketing

COMMENTARY

- ***BIG3 has historically been capital constrained, relying primarily on funding by its founders – as a result, the league's main focus over the past 9 years has been optimizing the product rather than driving material revenues***
- ***This significant financial discipline, however, has resulted in a modest and relatively fixed expense base relative to other emerging leagues – enabling a clearer path to profitability going forward***
- ***The proceeds from this Transaction and new public capital structure will allow BIG3 to make a number of targeted investments which are expected to unlock new revenue growth***

Source: Management 2026 Budget which incorporates actual results through August 2026 and contracted expenses and payroll forecasts through December 2026; such amounts are unaudited.

24

[STRATEGIC INVESTMENTS TO DRIVE GROWTH 25 AUGMENT MANAGEMENT TEAM § Priority near term hires - CMO, CRO and CFO § Add talent in priority functional areas including sponsorships and marketing RAMP MARKETING INVESTMENT § Invest in marketing strategies to broaden brand appeal / widen demographic reach § Build a robust AI/data fan engagement tech platform EXPAND ALL STAR TALENT POOL § Add name brand players / coaches to fill new team rosters § Create pipeline of young talent - NIL/college/youth leagues ADD STRATEGIC PARTNERSHIPS § Develop high-impact partnerships across basketball, media, content, technology, gaming, venues and consumer brands to accelerate growth BIG3 (“TONT”) expected to have ample cash on balance sheet at closing to fund these investments 3. 1. 2. KEY MONETIZATION PRIORITIES EVENT INVENTORY SPONSORSHIPS MEDIA RIGHTS

[EVENT INVENTORY MONETIZATION TODAY 2027 2028+ § 8 Teams § 10 Weeks - Summer § 37 Games DOMESTIC INTERNATIONAL § None DOMESTIC INTERNATIONAL DOMESTIC INTERNATIONAL § 8 Teams § 10 Weeks - Summer § 37 Games § Pilot International Tour § Add Teams § Add Weeks - Summer § Increase Game Inventory § Fill 12-Month Calendar § Regular International Tours § Establish International League(s) with Partners § Launch Global BIG CUP (World Championship) 26

MEDIA RIGHTS MONITIZATION

TODAY	2027	2028+

TODAY

DOMESTIC [1]

- *37 total hours available*
- *21 hours on CBS*
- *CBS re-airs on BET*
- *10 hours on Fubo / 16 hours on BIG3 YouTube Channel*

CBS fubo BET YouTube

INTERNATIONAL [1]

- *Pilot in Chinese market with Migu*
- *Total 3.4M+ viewers*

MIGU

2027

DOMESTIC

- *Renew with CBS on 1-yr deal*
- *Identify new partner for non-CBS hours*
- *Create shoulder programming for 10th anniversary season (ie Ultimate Fighter, Drive to Survive etc.)*

INTERNATIONAL

- *Establish paid international media rights relationships*

2028+

DOMESTIC

- *Transition to **multi-year paid** media rights deal in U.S. with one or multiple media partners*
- *Develop additional shoulder programming*

INTERNATIONAL

- *Piggyback off international league expansion/tours*
- *Continue to expand international media rights relationships*

27

(1) BIG3 internal metrics

[SPONSORSHIP MONETIZATION TODAY 2027 2028+ § Limited historical focus § iHeart flagship deal valued at $17M+ – not recognized as revenue as BIG3 receives a package of iHeart ad slots of equivalent value § Establish new sponsorship team § Capture new sponsors from missing categories Example Missing Categories § Additional game/team inventory & international expansion increases sponsorship monetization opportunity Beverage Banking Telecom Radio Consumer Home Food Retail Auto Alcohol Travel/Leisure AI/Technology Restaurant Insurance Delivery Pharmaceutical Apparel 28 Sports Betting

TRANSACTION OVERVIEW

Transaction Highlights

Business Combination

- Graf Global Corp. intends to complete a business combination with BIG3, the premier professional 3-on-3 basketball league founded by Ice Cube and Jeff Kwatinetz. Currently in its ninth season, BIG3 features former NBA All-Stars, Hall of Famers and international stars in city-based franchises and broadcasts on CBS and other global media platforms.

Valuation

- Pre-money equity value of $284M ($290M Enterprise Value less $6M BIG3 debt assumed)
- The business combination implies a pro forma combined enterprise value of approximately $337M

Capital Structure

- The business combination is to be funded by Graf cash held in trust
- $50M minimum cash condition to closing net of transaction expenses and SPAC public share redemptions
- Existing BIG3 members would roll over 100% of their equity as part of the business combination

Estimated Sources & Uses

Sources	($M)
BIG3 Rollover	$284
Cash in Trust[4]	$91
Total	**$375**

Uses	($M)
BIG3 Rollover	$284
Cash to Balance Sheet[3]	$65
Illustrative Transaction Expenses	$20
BIG3 Debt Assumed	$6
Total	**$375**

Pro Forma Valuation (at est. Redemption Price)

PF Shares Outstanding (M)[1]	37.1
Share Price ($)	$10.83
PF Equity Value ($M)	**$402**
(-) PF Cash ($M)[3]	$65
PF Enterprise Value ($M)	**$337**

Assumptions:

1. 37.1 M pro forma shares outstanding at $10.83 per common share.
2. Total upfront Founder Shares of 2.0M, with 500K founder shares available for transfer to support the transaction (425K of which have been allocated as of 6/26/26), and 2.8M founder shares to be forfeited by the Sponsor at closing. 500K earnout founder shares subject to hitting one of two triggers: (i) $200M in gross cash proceeds, or (ii) shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing
3. PF Cash consists of $65M of cash to balance sheet
4. Assumes $91M remaining in trust. Includes interest earned in the trust. SPAC cash amount is subject to change depending on the actual interest earned in the trust and total number of redemptions (numbers reflect a 0% redemption scenario).
5. Excludes 2M earnout shares issuable if shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing; certain BIG3 shareholders will receive rollover shares with supervoting rights

Pro Forma Ownership at Closing



22.6%
6.8%
70.6%
BIG3 Rollover Equity
Founder Shares
Graf Public Shareholders

	Shares (M)	Ownership %
1 BIG3 Rollover Equity[5]	26.2	70.6%
2 Graf Public Shareholders	8.4	22.6%
3 Founder Shares[2]	2.5	6.8%

General Notes:

- All charts and tables exclude 11.5M public warrants and 6.0M private placement warrants. All warrants have a strike price of $11.50

29

BIG3 CORPORATE STRUCTURE POST BUSINESS COMBINATION



TONT Public Shareholders Class A
TONT Sponsor Class A
Other BIG3 Shareholders Class A
BIG3 Founders Class B (Supervoting)
BIG3 HoldCo
Third-Party Owned Teams
100%
75% (25% direct + 50% via owned teams)
25% (team owners)
[New International Vehicle - to be Set Up]
BIG3 Basketball (OpCo)

Key Terms

- **BIG3 Basketball (OpCo) team structure:**
  - Four third-party owned teams
  - Eight BIG3 HoldCo owned teams (four active)
- **BIG3 Basketball (OpCo) profit/loss distribution (ex team sales):**
  - 25% to BIG3 HoldCo
  - 75% to team owners (including BIG3 HoldCo)
  - Teams responsible for capital calls / pro rata share of losses
  - Current BIG3 HoldCo 75% ownership (25% +50%)
- **Future team sales:**
  - 100% of proceeds from sale of BIG3 HoldCo owned teams to BIG3 HoldCo (for teams 5-12)
  - New team owners receive pro rata share of profits (currently 6.5%)
  - For sales of teams 13+, sale proceeds shared between BIG3 HoldCo and teams
  - BIG3 HoldCo receives a transfer fee for any secondary team sales

Note: Excludes double dummy structural entities above – new holdco formed with two subsidiaries which merge with each of GRAF and BIG3 HoldCo

30

APPENDIX

ALL STAR GROUP OF CURRENT PLAYERS


MIAMI
11

MICHAEL BEASLEY (MIAMI 305)

- 11-year NBA career after being drafted #2 overall in the 2008 NBA Draft (Kansas State)
- 2024 BIG3 MVP (21.3 PPG and 6.3 RPG)
- 775K followers on Instagram



DWIGHT HOWARD (LOS ANGELES RIOT)

- 18-year NBA career after being drafted #1 overall in 2004 NBA Draft
- 8x NBA All-Star, 3x NBA Defensive Player of the Year, 1x NBA champion (2020 with Lakers)
- Olympic Gold Medal


Detroit
1

JOE JOHNSON (DETROIT AMPLIFIERS)

- 18-year NBA career after being drafted #10 overall in the 2001 NBA Draft (Arkansas)
- 7x NBA All-Star with over 20,000 career points
- 3x BIG3 MVP and 2019 BIG3 champion



LEANDRO BARBOSA (CHICAGO TRIPLETS)

- 14-year NBA career after being drafted #28 overall in the 2003 NBA Draft (Brazil)
- NBA Champion (2015) with GS Warriors
- NBA Sixth Man of the Year (2007)



COREY BREWER (DETROIT AMPLIFIERS)

- 13-year NBA career after being drafted #7 overall in the 2007 NBA Draft (Florida)
- 2x NCAA champion (2006, 2007)
- 2024 BIG3 champ & Defensive Player of Year


MIAMI
1

LANCE STEPHENSON (MIAMI 305)

- 10-year NBA career after being drafted #40 overall in the 2010 NBA Draft (Cincinnati)
- Former McDonald's All-American (2009) and Mr. New York Basketball (2009)



NASIR CORE (DETROIT AMPLIFIERS)

- Former HBCU Student-Athlete at Florida A&M
- 2024 BIG3 Rookie of the Year and 4th Man of the Year (Averaged 9.6 PPG and 3.4 RPG)
- YouTube Content Creator & Hoops Influencer



MONTREZL HARRELL (CHICAGO TRIPLETS)

- 8-year NBA career after being drafted #32 overall in the 2015 NBA Draft (Louisville)
- NBA Sixth Man of the Year (2020)

32

RICK MAHORN (DETROIT AMPLIFIERS) § 18-year NBA career, most notably with the Detroit Pistons as part of the “Bad Boys” (NBA Champion in 1989) § Current radio analyst for the Detroit Pistons NICK “SWAGGY P” YOUNG (LA RIOT) § 12-year NBA career after being drafted #16 overall in the 2007 NBA Draft (1x NBA champ) § Born and raised in Los Angeles and starred at the University of Southern California MICHAEL COOPER (MIAMI 305) § Former 5x NBA champion (Los Angeles Lakers) and 1x NBA Defensive Player of the Year § 2x WNBA champion as the head coach of the Los Angeles Sparks (2001, 2002) CALVIN MURPHY (HOUSTON RIG HANDS) § 13-year NBA career (17.9 PPG) with the Houston Rockets, who retired his number in ‘84 § Current TV analyst for local Rockets broadcasts on Space City Home Network STEPHEN JACKSON (DMV TRILOGY) § 14-year NBA career after being drafted #42 overall out of H.S. in the 1997 NBA Draft § Co-Founder of All the Smoke Productions and co-host of the All the Smoke Podcast NANCY LIEBERMAN (DALLAS POWER) § Pioneer in women’s basketball as one of the greatest players and coaches in history § First woman to coach a pro men’s basketball team (Texas Legends in NBA D-League, 2009) GARY PAYTON (BOSTON BALLHOGS) § Former 9x NBA All-Star, 2x All-NBA First Team, and 9x NBA All-Defensive First Team § BIG3 head coach since the league’s inception in 2017 (won title in 2024 with Bivouac) LED BY LEGENDARY COACHES JULIUS “DR. J” ERVING (CHICAGO TRIPLETS) § Former 11x NBA All-Star, 5x All-NBA First Team, 3x NBA/ABA Champion, and 4x NBA/ABA MVP § Widely regarded as one of the greatest and most influential players in basketball history 33

FOUNDATION BUilt by PAst stArs AMAR'E STOUDEMIRE (TRI-STATE) § 14-year NBA career after being drafted #9 overall in the 2002 NBA Draft § 6x NBA All-Star, 2003 NBA Rookie of the Year ALLEN IVERSON (3'S COMPANY) § 14-year NBA career after being drafted #1 overall in the 1996 NBA Draft § NBA MVP (2001), 11x NBA All-Star, Hall of Fame inductee (2016) GILBERT ARENAS (ENEMIES) § 10-year NBA career after being drafted #31 overall in the 2001 NBA Draft § 3x NBA All-Star, career 20.7 PPG JERMAINE O'NEAL (TRI-STATE) § 18-year NBA career after being drafted #17 overall in the 1996 NBA Draft § 6x NBA All-Star, 2002 Most Improved Player Award METTA WORLD PEACE (KILLER 3'S) § 18-year NBA career after being drafted #16 overall in the 1999 NBA Draft § 2010 NBA champion with the LA Lakers LAMAR ODOM (ENEMIES) § 14-year NBA career after being drafted #4 overall in the 1999 NBA Draft § 2x NBA champion (2009, 2010 Lakers), 2011 Sixth MoY CARLOS BOOZER (GHOST BALLERS) § 13-year NBA career after being drafted #35 overall in the 2002 NBA Draft § 2x NBA All-Star (2007, 2008), 2008 Olympic gold medalist JASON RICHARDSON (TRI-STATE) § 13-year NBA career after being drafted #5 overall in the 2001 NBA Draft § 2x NBA Slam Dunk Contest champion (2002, 2003) JASON TERRY (TRILOGY) § 19-year NBA career after being drafted #10 overall in the 1999 NBA Draft § 2011 NBA champion with the Dallas Mavericks RASHARD LEWIS (3 HEADED MONSTERS) § 16-year NBA career after being drafted #32 overall in the 1998 NBA Draft § NBA champion (2013 Heat) COREY MAGGETTE (POWER) § 13-year NBA career after being drafted #13 overall in the 1999 NBA Draft § Career 16.0 PPG, McDonald's All-American (1999) NATE ROBINSON (TRI-STATE) § 11-year NBA career after being drafted #21 overall in the 2005 NBA Draft § 3x NBA Slam Dunk Contest champion (2006, 2009, 2010) MIKE BIBBY (GHOST BALLERS) § 13-year NBA career after being drafted #2 overall in the 1998 NBA Draft KENYON MARTIN (TRILOGY) § 15-year NBA career after being drafted #1 overall in the 2000 NBA Draft § 1x NBA All-Star AL HARRINGTON (TRILOGY) § 16-year NBA career after being drafted #25 overall in the 1998 NBA Draft § Career 13.5PPG across 6 NBA franchises JOSH SMITH (BIVOUAC) § 13-year NBA career after being drafted #17 overall in the 2004 NBA Draft § NBA All-Defensive Team selection CHRIS 'BIRDMAN' ANDERSEN (POWER) § 13-year NBA career § NBA champion with the Miami Heat (2013) GREG ODEN (ALIENS) § #1 overall pick in the 2007 NBA Draft § Regarded as one of the most dominant college centers in modern era 34

[RISK FACTORS 35 Certain factors may have a material adverse effect on the business, financial condition and results of operations of BIG3. The risks and uncertainties described below are not the only ones that the Parties face. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially and adversely affect any of the Parties. If any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected. In that event, the trading price of Pubco’s common stock following the Business Combination could decline, and you could lose all or part of your investment. Risks Related to BIG3’s Business and Industry § BIG3 has a history of losses. BIG3 has not been profitable historically and may not achieve or maintain profitability in the future. § BIG3 may have future capital needs and may not be able to obtain additional financing to fund its capital needs on acceptable terms, or at all. § To the extent BIG3 incurs indebtedness in the future, such indebtedness could adversely affect its financial condition, its ability to raise additional capital to fund its operations, its ability to operate its business, its ability to react to changes in the economy or its industry, and its ability to pay its debts, and could divert its cash flow from operations for debt payments. § BIG3 has a history of recurring losses and negative operating cash flows, and BIG3’s management has concluded that there is substantial doubt about BIG3’s ability to continue as a going concern. BIG3’s independent registered public accounting firm has included an explanatory paragraph in its report on BIG3’s consolidated financial statements regarding this uncertainty. § BIG3 depends on the continued services of executive management and other key employees, including its founders and league commissioner. The loss or diminished performance of these individuals could adversely affect its business. § BIG3's business is concentrated in a single sports property, Big3 basketball, and it does not have a diversified portfolio of properties, franchises, or content verticals to offset a decline in the popularity or financial performance of Big3 basketball. § BIG3 does not currently have a long-term paid media rights agreement in place for the distribution of its games, and its inability to obtain a favorable media rights agreement could prevent it from achieving profitability. § BIG3 currently relies on a year-to-year broadcast arrangement with CBS, and its failure to renew this arrangement, or a deterioration in the terms on which it is renewed, could adversely affect BIG3’s production quality, distribution reach and broadcasting costs. § BIG3 depends on the viewership and audience reach of its traditional media and broadcast partners, and a decline in their audiences could reduce its exposure, sponsorship value, and advertising revenue, even if its own popularity remains stable. § Changes in public and consumer tastes and preferences and industry trends could reduce demand for BIG3’s content offerings and adversely affect its business, and a shift in those preferences could reduce viewership, attendance, and revenue. § BIG3 does not own the arenas and venues at which its games are played, and it relies on arena license and rental agreements with third-party venue operators on suitable terms. Its failure to secure such agreements or the operators’ failure to maintain the venues in compliance with applicable regulations may have a material negative effect on BIG3’s business and results of operations.

[RISK FACTORS 36 Risks Related to BIG3’s Intellectual Property § BIG3 may be unable to protect and enforce BIG3's intellectual property rights, which could enable others to copy or use aspects of BIG3's intellectual property rights without compensating BIG3, which may substantially harm BIG3's business and operating results. Licensees or other commercial partners may misuse BIG3’s trademarks or trade names or breach applicable license guidelines, which could weaken BIG3’s rights and diminish associated goodwill. § BIG3 may be subject to intellectual property rights claims by third parties, which are costly to defend, could require it to pay significant damages and could limit its ability to use its intellectual property. § Exclusivity and other restrictive covenants in BIG3's commercial agreements may limit BIG3's ability to fully commercialize its brand and intellectual property, including by restricting BIG3's ability to license its trademarks, copyrights, and other content rights to third parties. Risks Related to Litigation and Regulation § BIG3's business and operating results may be affected by the outcome of pending and future litigation, investigations, claims and other disputes. § BIG3's key personnel and players may be adversely impacted by immigration restrictions and related factors. § BIG3's reliance on independent contractors exposes it to risks of reclassification and related liabilities. § As a result of BIG3's exposure in international markets, it is subject to risks associated with the legislative, judicial, accounting, regulatory, political and economic risks and conditions specific to such markets. Risks Related to Ownership of Pubco’s Securities § The market price of Pubco Class A Common Stock may be volatile, and holders of Pubco Class A Common Stock may be unable to resell their Pubco Class A Common Stock at or above their purchase price or at all.If the anticipated benefits of the Business Combination are not realized as quickly or to the extent expected, Pubco’s securities may trade substantially below their purchase price or the pre-Closing redemption value of Graf’s public shares. § Holders of Pubco Common Stock will be diluted by the future issuance of Pubco Common Stock or issuances under Pubco’s incentive plans, for acquisitions, for capital raises or otherwise. § Future resales of Pubco’s outstanding securities, including the registration of securities for resale under the Registration Rights Agreement, may cause the market price of Pubco’s securities to drop significantly, even if BIG3’s business is doing well. § Pubco will have a dual-class common stock structure under which each share of Pubco Class B Common Stock carries ten votes and each share of Pubco Class A Common Stock carries one vote, concentrating voting control with the Big3 founders. § Securities of companies formed through business combinations with Graf, such as Graf, may experience a material decline in price relative to the trading or redemption price of Graf’s shares prior to Closing.

[RISK FACTORS 37 General Risks Related to the Business Combination § The requirements of being a public company may strain Pubco’s resources, divert its management’s attention and affect its ability to attract and retain qualified board members. § Past performance by Graf’s management team and their affiliates may not be indicative of future performance of an investment in Graf or in the future performance of the post-Business Combination entity. § Going public through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to the completion of the Business Combination, Pubco may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. Risks Related to Graf and the Business Combination § Graf’s independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about Graf’s ability to continue as a “going concern.” § Neither the Graf Board nor any committee thereof obtained a third-party valuation or fairness opinion (or any similar report or appraisal) in determining whether or not to pursue the Business Combination. Consequently, you have no assurance from an independent source that the price Graf is paying for BIG3 is fair to Graf — and, by extension, its securityholders — from a financial point of view. § The Sponsor, Graf’s directors and officers and their affiliates have interests in the Business Combination that are different from, or in addition to and/or in conflict with, those of the Graf Shareholders generally. § Graf’s officers and directors may negotiate employment and consulting agreements with BIG3. These agreements may provide for them to receive compensation following the Business Combination and as a result, may cause them to have conflicts of interest in determining whether the Business Combination is the most advantageous. § The Insiders have agreed to vote in favor of the Business Combination and related transactions, regardless of how public shareholders vote. § The public shareholders will experience immediate dilution as a consequence of the issuance of Pubco Common Stock as consideration in the Business Combination, potential issuances in connection with financings or the exercise of Pubco Warrants, and due to future issuances of equity awards to BIG3’s employees, directors, or consultants. Having a minority share position will reduce the influence that Graf’s current shareholders have on the management of Pubco. § The ability of public shareholders to exercise redemption rights with respect to a large number of Graf’s shares could increase the probability that the Business Combination would be unsuccessful and that you would have to wait for liquidation in order to redeem your public shares. § The amount of deferred underwriting commissions Graf must pay upon completion of its initial business combination is greater than the amount owed by other special purpose acquisition companies. Risks Related to the Domestication § The domestication may result in adverse tax consequences for holders of Graf Class A Ordinary Shares and Graf Warrants. § Upon consummation of the domestication, and then the Business Combination, the rights and obligations of a shareholder of post-domestication Graf and Pubco Stockholder, respectively, will be governed by Delaware law and may differ from the rights and obligations of Graf Shareholders under Cayman Islands law.